UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2021

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38363	84-3235695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2626 Fulton Drive NW

Canton, OH 44718

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (330) 458-9176

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HOFV	Nasdaq Capital Market
Warrants to purchase 1.421333 shares of Common Stock	HOFVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to 2020 Omnibus Incentive Plan

At the 2021 Annual Meeting of Stockholders of Hall of Fame Resort & Entertainment Company (the “Company”) held on June 2, 2021 (the “2021 Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s 2020 Omnibus Incentive Plan (the “Plan”) to increase by four million the number of shares of common stock, par value $0.0001 per share (“Common Stock”), of the Company that will be available for issuance under the Plan, resulting in a maximum of 5,812,727 shares that can be issued under the amended Plan. The amendment to the Plan was previously approved by the board of directors of the Company, subject to stockholder approval at the 2021 Annual Meeting. The amended Plan became effective on June 2, 2021.

A more complete description of the amended Plan can be found in the Company’s definitive proxy statement on Schedule 14A for the 2021 Annual Meeting that was filed with the Securities and Exchange Commission on April 14, 2021 (the “Proxy Statement”) in the section entitled “Proposal 2: Approval of Amendment to 2020 Omnibus Incentive Plan,” which is incorporated herein by reference. The foregoing description and the description incorporated by reference from the Proxy Statement are qualified in their entirety by reference to the full text of the amended Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The final results of voting on each of the matters submitted to a vote of stockholders during the 2021 Annual Meeting are as follows:

1.	The individuals listed below were elected at the 2021 Annual Meeting to serve as Class A directors for three-year terms expiring upon the 2024 Annual Meeting of Stockholders and the election and qualification of their respective successors.

	For	Against	Abstentions	Broker Non-Votes
Edward J. Roth III	42,294,126	309,021	1,920,433	17,747,994
Mary Owen	42,382,175	214,992	1,926,413	17,747,994
Lisa Roy	42,278,185	323,222	1,922,173	17,747,994

2.	A proposal to amend the Company’s 2020 Omnibus Incentive Plan (the “Plan”) to increase by four million the number of shares of Common Stock that will be available for issuance under the Plan was approved.

For	Against	Abstentions	Broker Non-Votes
40,104,135	1,844,514	2,574,931	17,747,994

3.	A proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 was approved.

For	Against	Abstentions
59,022,715	319,044	2,929,815

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document
10.1	Hall of Fame Resort & Entertainment Company Amended 2020 Omnibus Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

By:	/s/ Michael Crawford
	Name:	Michael Crawford
	Title:	President and Chief Executive Officer

Dated: June 4, 2021

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